                                                                    EXHIBIT 99.2

                         UNITED STATES BANKRUPTCY COURT
                            DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION


IN RE:  MOLTEN METAL TECHNOLOGY, INC.                   CASE NO.:  97-21385-CJK
        DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                              4/30/98



COMES NOW, MOLTEN METAL TECHNOLOGY, INC. , Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 4/1/98 and ending 4/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:


                  X        Monthly Reporting Questionnaire (Attachment 1)
            ---------------

                  X        Comparative Balance Sheets (Forms OPR-1 and OPR-2)
            ---------------

                  X        Summary of Accounts Receivable (Form OPR-3)
            ---------------

                  X        Schedule of Post-Petition Liabilities (Form OPR-4)
            ---------------

                  X        Income Statement (Form OPR-5)
            ---------------

                  X        Statement of Sources and Uses of Cash (Form OPR-6)
            ---------------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date:  5/19/98                     DEBTOR-IN-POSSESSION
                                   By:


                                                 /s/ F. Gordon Bitter
                                                -------------------------------
                                   Name & Title: F. Gordon Bitter, CEO & CFO
                                                 Molten Metal Technology, Inc.
                                                 421 Currant Road
                                                 Fall River, MA  02720
                                                 Telephone:  508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE:  MOLTEN METAL TECHNOLOGY, INC.                   CASE NO.:  97-21385-CJK
        DEBTOR                                          JUDGE:  CAROL J. KENNER

                                                                      CHAPTER 11

                      NOTE TO THE MONTHLY OPERATING REPORT:


         Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-1


CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 4/30/98


                                                         FILING             MONTH             MONTH             MONTH
                                                          DATE              ENDED             ENDED             ENDED
                                                         12/3/97           12/31/97          1/31/98           2/28/98
                                                     -------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                    4,893,869         6,713,407         4,953,236         4,072,063
Other negotiable instruments (i.e.  CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                  1,094,993           891,484           451,441           392,839
Less: allowance for doubtful accounts
Accounts Receivable-Other                                 336,181           662,994           673,987           633,723
Accounts Receivable-Intercompany
Inventory, at cost                                      3,032,515         1,832,965         1,832,965         1,832,965
Prepaid expenses                                        2,994,736         3,276,848         3,447,882         3,783,158
Deposits                                                  141,546           119,455           181,446           185,611
Other:
            Investment in Nichimen Joint Venture          433,739           433,739           433,739           433,739
            Investment in MMT of Tennessee                     10                10                10                10
            Investment in MMT Federal Holdings              1,000             1,000             1,000             1,000
            Long Term Notes Receivable                  1,806,950         1,806,950         1,806,950         1,806,950
            Restricted Cash Collateral Deposits         3,706,433         3,715,479         3,724,480         3,732,562


                                                     -------------------------------------------------------------------
TOTAL CURRENT ASSETS                                   18,441,972        19,454,331        17,507,136        16,874,620
                                                     -------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                 86,181,337        86,206,483        86,347,343        86,409,258
Less:  Accumulated Depreciation                       (21,105,234)      (21,693,189)      (22,282,884)      (22,872,579)

                                                     -------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                      65,076,103        64,513,294        64,064,459        63,536,679
                                                     -------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
            10% OF "TOTAL ASSETS")
            Intangible Assets                          11,221,338        11,220,787        11,245,697        11,266,969
            Less:  Accumulated Amortization            (1,765,428)       (1,783,197)       (1,801,012)       (1,818,825)

                                                     -------------------------------------------------------------------
TOTAL OTHER ASSETS                                      9,455,910         9,437,590         9,444,685         9,448,144
                                                     -------------------------------------------------------------------

TOTAL ASSETS                                           92,973,985        93,405,215        91,016,280        89,859,443
                                                     ===================================================================


                                                          MONTH             MONTH               MONTH              MONTH
                                                          ENDED             ENDED               ENDED              ENDED
                                                         3/31/98           4/30/98
                                                     ---------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                                     474,472          (373,368)
Other negotiable instruments (i.e.  CD's,
            Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)                   830,839           277,703
Less: allowance for doubtful accounts
Accounts Receivable-Other                                627,686           497,002
Accounts Receivable-Intercompany
Inventory, at cost                                     1,832,965         1,832,965
Prepaid expenses                                       3,998,312         4,517,384
Deposits                                                 246,394           246,394
Other:
            Investment in Nichimen Joint Venture         433,739           433,739
            Investment in MMT of Tennessee                    10                10
            Investment in MMT Federal Holdings             1,000             1,000
            Long Term Notes Receivable                 1,806,950         1,806,950
            Restricted Cash Collateral Deposits        4,020,750         4,020,750


                                                     ---------------------------------------------------------------------
TOTAL CURRENT ASSETS                                  14,273,117        13,260,529                 0                0
                                                     ---------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST                86,482,544        86,522,002
Less:  Accumulated Depreciation                      (23,421,627)      (23,994,609)

                                                     ---------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT                     63,060,917        62,527,393                 0                0
                                                     ---------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
            10% OF "TOTAL ASSETS")
            Intangible Assets                         11,476,242        11,565,648
            Less:  Accumulated Amortization           (1,839,916)       (1,872,238)

                                                     ---------------------------------------------------------------------
TOTAL OTHER ASSETS                                     9,636,326         9,693,410                 0                0
                                                     ---------------------------------------------------------------------

TOTAL ASSETS                                          86,970,360        85,481,332                 0                0
                                                     =====================================================================

                           COMPARATIVE BALANCE SHEETS

                                                                      FORM OPR-2


CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 4/30/98

                                                           FILING                MONTH               MONTH              MONTH
                                                            DATE                 ENDED               ENDED              ENDED
                                                           12/3/97              12/31/97            1/31/98            2/28/98
                                                         ------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                                                   5,260,000          7,000,000          7,000,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations                             (1,183,624)        (2,201,140)        (1,829,262)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                                        3,076,569          1,960,397          2,092,200

                                                         ------------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                      0          7,152,945          6,759,257          7,262,938

PRE PETITION INTERCOMPANY LIABILITIES                     (126,615,241)      (126,615,241)      (126,615,241)      (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                            11,151,728          9,342,638          9,165,259          9,144,426
TOTAL OTHER PRE PETITION LIABILITIES                       198,513,032        198,221,086        199,232,030        199,566,949
                                                         ------------------------------------------------------------------------

TOTAL LIABILITIES                                           83,049,519         88,101,428         88,541,305         89,359,072
                                                         ------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                             15,874,471         16,793,713         17,319,518         17,845,322
Common Stock                                                   237,810            237,810            237,810            237,810
Paid in Capital                                            170,893,690        170,893,690        170,893,690        170,893,690
Valuation Allowance                                              9,683             11,636                217              9,323
Dividends Paid                                              (4,343,230)        (5,262,472)        (5,788,277)        (6,314,081)
Treasury Stock                                              (1,251,319)        (1,251,319)        (1,251,319)        (1,251,319)
Deferred Compensation                                         (127,137)          (120,489)          (113,842)          (107,838)
Retained Earnings
             Through Filing Date                          (171,369,502)      (171,362,447)      (171,362,447)      (171,362,447)
             Post Filing Date                                                  (4,636,335)        (7,460,375)        (9,450,089)

                                                         ------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                         9,924,466          5,303,787          2,474,975            500,371
                                                         ------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                  92,973,985         93,405,215         91,016,280         89,859,443
                                                         ========================================================================


                                                             MONTH               MONTH                  MONTH             MONTH
                                                             ENDED               ENDED                  ENDED             ENDED
                                                            3/31/98             4/30/98
                                                         -------------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)                               7,000,000          7,000,000
Unsecured Debt-Intercompany Obligations due to cash
             transfers in Post Petition Operations         (3,038,101)        (4,245,999)
Unsecured Debt-Obligations incurred in Post Petition
             Operations (See Form OPR-4)                    2,468,346          2,164,943

                                                         -----------------------------------------------------------------------=--
TOTAL POST PETITION LIABILITIES                             6,430,245          4,918,944                  0                 0

PRE PETITION INTERCOMPANY LIABILITIES                    (126,615,241)      (126,615,241)
DEFERRED REVENUE/DEFERRED INCOME                            9,123,593          8,888,307
TOTAL OTHER PRE PETITION LIABILITIES                      199,295,786        200,075,660
                                                         -------------------------------------------------------------------------

TOTAL LIABILITIES                                          88,234,383         87,267,670                  0                 0
                                                         -------------------------------------------------------------------------
SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                            18,371,126         18,011,989
Common Stock                                                  237,810            237,810
Paid in Capital                                           170,893,690        170,893,690
Valuation Allowance                                             9,323              9,323
Dividends Paid                                             (6,839,885)        (6,480,748)
Treasury Stock                                             (1,251,319)        (1,251,319)
Deferred Compensation                                        (101,191)           (94,758)
Retained Earnings
             Through Filing Date                         (171,362,447)      (171,362,447)
             Post Filing Date                             (11,221,130)       (11,749,878)

                                                         -------------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                       (1,264,023)        (1,786,338)                 0                 0
                                                         -------------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                 86,970,360         85,481,332                  0                 0
                                                         =========================================================================

                         SUMMARY OF ACCOUNTS RECEIVABLE

                                                                      FORM OPR-3

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK
                                                            MONTH ENDED: 4/30/98


                                                                       0-30        31-60       61-90       OVER
                                                          TOTAL        DAYS        DAYS        DAYS       90 DAYS
                                                       ===========================================================
DATE OF FILING:   12/3/97                               1,094,993     818,022     66,192      42,053      168,726
                  Allowance for doubtful accounts        (150,000)                                       (150,000)
                                                       -----------------------------------------------------------
                                                          944,993     818,022     66,192      42,053       18,726
                                                       ===========================================================

MONTH:            12/31/97                                891,484           8    680,697           0      210,779
                  Allowance for doubtful accounts               0
                                                       -----------------------------------------------------------
                                                          891,484           8    680,697           0      210,779
                                                       ===========================================================

MONTH:            1/31/98                                 451,441           0          9     240,654      210,778
                  Allowance for doubtful accounts               0
                                                       -----------------------------------------------------------
                                                          451,441           0          9     240,654      210,778
                                                       ===========================================================

MONTH:            2/28/98                                 392,839           0    (58,602)          8      451,433
                  Allowance for doubtful accounts               0
                                                       -----------------------------------------------------------
                                                          392,839           0    (58,602)          8      451,433
                                                       ===========================================================

MONTH:            3/31/98                                 830,839     438,009                (58,602)     451,432
                  Allowance for doubtful accounts               0
                                                       -----------------------------------------------------------
                                                          830,839     438,009          0     (58,602)     451,432
                                                       ===========================================================

MONTH:            4/30/98                                 277,703      67,500                             210,203
                  Allowance for doubtful accounts               0
                                                       -----------------------------------------------------------
                                                          277,703      67,500          0           0      210,203
                                                       ===========================================================

MONTH:
                  Allowance for doubtful accounts
                                                       -----------------------------------------------------------
                                                                0           0          0           0            0
                                                       ===========================================================

                     SCHEDULE OF POST PETITION LIABILITIES

                                                                      FORM OPR-4



CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 4/30/98


                                                                                      DATE        DATE          TOTAL      0-30
                                                                                    INCURRED       DUE           DUE       DAYS

                                                                                   ----------------------------------------------
TAXES PAYABLE

            Federal Income Taxes                                                                                   NONE
            FICA-Employer's Share                                                                                  NONE
            FICA-Employee's Share                                                                                  NONE
            Unemployment Tax                                                                                       NONE
            State Sales & Use Tax                                                                                  NONE
            State __________ Tax                                                                                   NONE
            Personal Property Tax                                                                                  NONE

                                                                                                            ---------------------
TOTAL TAXES PAYABLE                                                                                                   0       0
                                                                                                            ---------------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens Waterfall Financing                       3/20/98    12/31/99      7,000,000

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens Waterfall Financing

                                                                                                            ---------------------
TOTAL POST PETITION SECURED DEBT                                                                              7,000,000       0
                                                                                                            ---------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)                                                     989,493
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred, but not invoiced
                 as of the end of the period and deferred obligations.                                        1,175,450

                                                                                                            ---------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                                          2,164,943       0
                                                                                                            ---------------------

TOTAL ALL POST PETITION LIABILITIES                                                                           9,164,943       0
                                                                                                            =====================


                                                                                    31-60    61-90     OVER
                                                                                     DAYS     DAYS    90 DAYS

                                                                                   -----------------------------
TAXES PAYABLE

            Federal Income Taxes
            FICA-Employer's Share
            FICA-Employee's Share
            Unemployment Tax
            State Sales & Use Tax
            State __________ Tax
            Personal Property Tax

                                                                                   --------------------------
TOTAL TAXES PAYABLE                                                                     0       0          0
                                                                                   --------------------------

POST PETITION SECURED DEBT
DIP FINANCING
            Post petition advances-Morgens Waterfall Financing

ACCRUED INTEREST PAYABLE
            Post petition interest on Morgens Waterfall Financing

                                                                                   --------------------------
TOTAL POST PETITION SECURED DEBT                                                        0       0          0
                                                                                   --------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
            Trade Accounts Payable (see attached schedules)
            Payroll withholdings
            Accrued Payroll
            Accrued expenses-Estimated liability incurred, but not invoiced as of the end of the period and deferred obligations.

                                                                                   --------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                                    0       0          0
                                                                                   --------------------------

TOTAL ALL POST PETITION LIABILITIES                                                     0       0          0
                                                                                   ==========================

                                INCOME STATEMENT

                                                                      FORM OPR-5

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 4/30/98


                                                                       PRE           POST             MONTH           MONTH
                                                                     PETITION      PETITION           ENDED           ENDED
                                                                      12/3/97      12/31/97          1/31/98         2/28/98
                                                                     ---------------------------------------------------------
NET REVENUE (INCOME)                                                               1,871,483               0
                                                                     ---------------------------------------------------------
COST OF GOODS SOLD
            Salaries & wages                                                       1,154,821         868,277         666,693
            Less:  Salaries & wages capitalized in fixed assets                                            0
            Benefits                                                                 489,984         226,464         207,528
            Bad debt expense                                                                               0
            Cost of goods sold                                                     1,200,000         (20,833)
            Decontamination & disposal                                                                18,888          18,888
            Disposal costs-secondary wastes                                          145,779        (100,000)
            Financing costs                                                          212,000           9,000
            Insurance                                                                 98,733          94,603          64,126
            Legal services                                                                                 0
            Materials                                                                391,707          70,359        (289,672)
            Office expense & supplies                                                    248          (7,193)         58,624
            Other                                                                      4,393          57,436             416
            Outside services                                                         369,073         143,619        (213,980)
            Professional services                                                  1,073,857         (99,264)         60,575
            Rent-equipment                                                            73,365           1,759          42,453
            Rent-office/buildings                                                    260,103         307,269         102,221
            Supplies-processing                                                                      (15,755)
            Taxes                                                                     79,546          23,100          23,143
            Telephone                                                                123,714          34,394          36,810
            Transportation                                                             3,355          20,000         (10,055)
            Travel & entertainment                                                    20,585          50,206          55,770
            Utilities                                                                200,831           3,345          39,704

                                                                     ---------------------------------------------------------
TOTAL COST OF GOODS SOLD                                                  0        5,902,094       1,685,674         863,244
                                                                     ---------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                              0       (4,030,611)     (1,685,674)       (863,244)
                                                                     ---------------------------------------------------------

INTEREST EXPENSE                                                                                      90,855          90,960
DEPRECIATION AND AMORTIZATION                                                        605,724         607,511         607,510
INCOME TAX EXPENSE (BENEFIT)                                                                               0
REORGANIZATION EXPENSE                                                                               440,000         428,000
OTHER (INCOME) EXPENSE                                                                                     0
(GAIN) LOSS ON SALE OF ASSETS                                                                              0
                                                                     ---------------------------------------------------------

NET INCOME (LOSS)                                                         0       (4,636,335)     (2,824,040)     (1,989,714)
                                                                     =========================================================


                                                                          MONTH         MONTH        MONTH     MONTH     MONTH
                                                                          ENDED         ENDED        ENDED     ENDED     ENDED
                                                                         3/31/98       4/30/98
                                                                     -----------------------------------------------------------
NET REVENUE (INCOME)                                                     438,373      1,745,985
                                                                     -----------------------------------------------------------

COST OF GOODS SOLD
            Salaries & wages                                             595,742        558,048
            Less:  Salaries & wages capitalized in fixed assets
            Benefits                                                     226,374        174,882
            Bad debt expense
            Cost of goods sold                                           (20,833)
            Decontamination & disposal                                    18,888         18,888
            Disposal costs-secondary wastes                                             (61,832)
            Financing costs
            Insurance                                                     62,851         62,851
            Legal services
            Materials                                                     29,516         93,000
            Office expense & supplies                                     48,345         13,330
            Other                                                          3,162          1,959
            Outside services                                              83,245         57,665
            Professional services                                        111,138       (142,485)
            Rent-equipment                                                19,203          5,635
            Rent-office/buildings                                        (94,110)       126,063
            Supplies-processing
            Taxes                                                         23,656         69,948
            Telephone                                                     17,060         30,525
            Transportation                                                               13,981
            Travel & entertainment                                        61,786         85,638
            Utilities                                                    (16,525)        44,973

                                                                     -----------------------------------------------------------
TOTAL COST OF GOODS SOLD                                               1,169,498      1,153,069        0         0         0
                                                                     -----------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
            TAXES, OR EXTRAORDINARY EXPENSES                            (731,125)       592,916        0         0         0
                                                                     -----------------------------------------------------------

INTEREST EXPENSE                                                          71,976        129,317
DEPRECIATION AND AMORTIZATION                                            594,069        605,304
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                   343,147        387,043
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS                                             30,724
                                                                     -----------------------------------------------------------

NET INCOME (LOSS)                                                     (1,771,041)      (528,748)       0         0         0
                                                                     ===========================================================

                      STATEMENT OF SOURCES AND USES OF CASH

                                                                      FORM OPR-6

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK

                                                            MONTH ENDED: 4/30/98


                                                                                                   TOTAL
                                                 PRE              POST           MONTH             MONTH           MONTH
                                               PETITION         PETITION         ENDED             ENDED           ENDED
                                               2/1-12/2        12/3-12/31       12/31/97          1/31/98         2/28/98
                                            ------------------------------------------------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                            (4,636,335)      (4,636,335)      (2,824,040)      (1,989,714)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating
     Activities:
            Depreciation & Amortization                           605,724          605,724          607,510          607,508
            Decrease (Increase)-
               Accounts Receivable                               (123,304)        (123,304)         429,050           98,866
            Decrease (Increase)-
               Inventories                                       1,199,550        1,199,550                0                0
            Decrease (Increase)-
               Prepaid Expenses                                  (282,112)        (282,112)        (171,034)        (335,276)
            Decrease (Increase)-
               Other Assets                                        13,596           13,596          (95,902)         (33,519)
            Increase (Decrease)-
               Pre Petition Liabilities                          (291,946)        (291,946)       1,010,944          334,919
            Increase (Decrease)-
               Post Petition Liabilities                        1,892,945        1,892,945       (2,133,688)         503,681
            Increase (Decrease)-
               Deferred Revenue                                (1,809,090)      (1,809,090)        (177,379)         (20,833)

                                            ------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING
     ACTIVITIES                                    0           (3,430,972)      (3,430,972)      (3,354,539)        (834,368)
                                            ------------------------------------------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                                  (25,146)         (25,146)        (140,860)         (61,915)
            Sale of Net Fixed Assets
                                            ------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING
     ACTIVITIES                                    0              (25,146)         (25,146)        (140,860)         (61,915)
                                            ------------------------------------------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-
               Morgens Waterfall                                5,260,000        5,260,000        1,740,000                0
            Increase (Decrease)-
               Shareholder Valuations                              15,656           15,656           (4,772)          15,110

            Purchase of Treasury
               Stock-Preferred Shares

                                            ------------------------------------------------------------------------------------
NET CASH PROVIDED (USED) IN
     FINANCING ACTIVITIES                          0            5,275,656        5,275,656        1,735,228           15,110
                                            ------------------------------------------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND
     CASH EQUIVALENTS                              0            1,819,538        1,819,538       (1,760,171)        (881,173)

Cash and Cash Equivalents at Beginning
     of Period                                                  4,893,869        4,893,869        6,713,407        4,953,236
                                            ------------------------------------------------------------------------------------


Cash and Cash Equivalents at End of Perio          0            6,713,407        6,713,407        4,953,236        4,072,063
                                            ====================================================================================


                                                               MONTH           MONTH             MONTH
                                                               ENDED           ENDED             ENDED
                                                              3/31/98         4/30/98
                                                            -----------------------------------------------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                         (1,771,041)        (528,748)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
            Depreciation & Amortization                        570,139          605,304
            Decrease (Increase)-Accounts Receivable           (431,963)         683,820
            Decrease (Increase)-Inventories                          0                0
            Decrease (Increase)-Prepaid Expenses              (215,154)        (519,072)
            Decrease (Increase)-Other Assets                  (558,244)         (89,406)
            Increase (Decrease)-Pre Petition Liabilities      (271,163)         779,874
            Increase (Decrease)-Post Petition Liabilities     (832,693)      (1,511,301)
            Increase (Decrease)-Deferred Revenue               (20,833)        (235,286)

                                                            ------------------------------------------------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES            (3,530,952)        (814,815)               0
                                                            ------------------------------------------------


CASH FLOWS USED IN INVESTING ACTIVITIES
            Capital Expenditures                               (73,286)         (39,458)
            Sale of Net Fixed Assets
                                                            ------------------------------------------------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES               (73,286)         (39,458)               0
                                                            ------------------------------------------------


CASH FLOWS FROM FINANCING ACTIVITIES:
            Increase (Decrease)-Morgens Waterfall                    0                0
            Increase (Decrease)-Shareholder Valuations           6,647            6,433

            Purchase of Treasury Stock-Preferred Shares

                                                            ------------------------------------------------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                 6,647            6,433                0
                                                            ------------------------------------------------


NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS         3,597,591)        (847,840)               0

Cash and Cash Equivalents at Beginning of Period             4,072,063          474,472         (373,368)
                                                            ------------------------------------------------


Cash and Cash Equivalents at End of Period                     474,472         (373,368)        (373,368)
                                                            ================================================

                                    CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK


                                                            MONTH ENDED: 4/30/98


                                                                          PAGE 1


1.   PAYROLL
            State the amount of all executive wages paid and taxes withheld and paid.


            NAME AND TITLE OF                                         DATE              WAGES PAID              TAXES WITHHELD
            EXECUTIVE                                                 PAID          GROSS         NET          DUE           PAID
            ---------                                                 ----          -----         ---          ---           ----
            H. W. Arrowsmith, VP Nuclear Sales & Marketing       4/3 & 4/17/98      17,308      10,051        5,384          5,384
            Eugene Berman, VP, Regul, Legal, & Extern Aff        4/3 & 4/17/98      14,011       7,831        4,616          4,616
            F. Gordon Bitter, CEO & CFO, Director                4/3 & 4/17/98      22,011      13,646        6,966          6,966
            Steven Brien, VP, Chemical Sales & Marketing         4/3 & 4/17/98      12,308       7,109        4,324          4,324
            Victor E. Gatto, Jr., VP, Government Markets         4/3 & 4/17/98      13,862      12,309        1,057          1,057
            David Hoey, V,P Business Development                 4/3 & 4/17/98      14,022       8,983        4,113          4,113
            F. James Howie, III, VP, Procurement                 4/3 & 4/17/98      11,097       7,263        3,074          3,074
            Ethan E. Jacks, VP, General Counsel, Secretary       4/3 & 4/17/98      13,551       7,890        4,047          4,047
            James E. Johnston, VP, Technical Development         4/3 & 4/17/98      11,538       6,488        3,370          3,370
            Christopher Nagel, Chief Technology Officer          4/3 & 4/17/98      11,538       6,488        3,995          3,995
            Charles W. Shaver, President & COO, Director         4/3 & 4/17/98      20,472      12,455        5,851          5,851

                                                                                  -------------------------------------------------

            TOTAL EXECUTIVE PAYROLL                                                161,718     100,513       46,797         46,797
                                                                                  =================================================

2.  INSURANCE
            Is Workers' Compensation and other insurance in effect?   Yes
            Are payments current?                                     Yes
            If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.


                                                                               DATE
                          COVERAGE     POLICY     EXPIRATION     PREMIUM     COVERAGE
TYPE     CARRIER NAME      AMOUNT      NUMBER        DATE         AMOUNT     PAID THRU
----------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                    CHAPTER 11                     ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:    MOLTEN METAL TECHNOLOGY, INC.
CASE NUMBER:  97-21385-CJK





3.  BANK ACCOUNTS

                                                MMT             MMT             MMT           ALEX          OPPEN-      ESCROW AT
                                             OPERATING        PAYROLL         PAYROLL         BROWN         HEIMER        ROPES
                                             ------------------------------------------------------------------------------------
                                                                                              ALEX          OPPEN-       ROPES &
BANK NAME                                    U.S. TRUST      U.S. TRUST     NATIONSBANK       BROWN         HEIMER         GRAY

ACCOUNT NUMBER                               1100937836      1100937844      3001270655     210-71007     033-82238


BEGINNING BOOK BALANCE                         (224,464)              0          16,387         6,543       676,006         0

PLUS:       Deposits-Collections of A/R       1,032,984
            Other Receipts                    1,800,000
            Loan Advances

LESS:       Disbursements                    (3,817,055)
            Payroll                                                            (998,769)
            Returned Checks
            Loan Repayments

OTHER:      Adjustments                         695,000                         980,000                    (540,000)
            Transfers In (Out)

                                             ------------------------------------------------------------------------------------

ENDING BOOK BALANCE                            (513,535)              0          (2,382)        6,543       136,006         0
                                             ====================================================================================


                                                  TOTAL
                                             ------------
BANK NAME

ACCOUNT NUMBER


BEGINNING BOOK BALANCE                          474,472

PLUS:       Deposits-Collections of A/R       1,032,984
            Other Receipts                    1,800,000
            Loan Advances                             0
                                                      0
LESS:       Disbursements                    (3,817,055)
            Payroll                            (998,769)
            Returned Checks                           0
            Loan Repayments                           0
                                                      0
OTHER:      Adjustments                       1,135,000
            Transfers In (Out)                        0
                                                      0
                                             ------------

ENDING BOOK BALANCE                            (373,368)
                                             ============


4.  POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS
            List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

            Payments To/On                              Amount           Date                 Check #
            --------------                              ------           ----                 -------
            PROFESSIONALS (ATTORNEYS,
            ACCOUNTANTS, ETC.):


            The Blackstone Group                        133,418         5/11/98                41931





                                                       ---------
                                                        133,418
                                                       =========

            PRE-PETITION DEBTS






                                                       ---------
            TOTAL PAYMENTS OF PRE-PETITION DEBTS              0
                                                       =========

                         INSURANCE EXPIRATION STATEMENT

                                                                       Exhibit D


                                      INSURANCE     COVERAGE     POLICY     EXPIRATION     PREMIUM      COVERAGE
CARRIER NAME AND ADDRESS     TYPE       AGENT        AMOUNT      NUMBER        DATE         AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------


     SEE ATTACHED





         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


         Date: 5/19/98
               _______________




                                      Molten Metal Technology, Inc.


                                      By: /s/  F. Gordon Bitter
                                          ______________________________________
                                            F. Gordon Bitter
                                            Chief Executive Officer

                                      MMT of Tennessee, Inc.


                                      By: /s/  F. Gordon Bitter
                                          ______________________________________
                                            F. Gordon Bitter
                                            Vice President

                                      M4 Environmental, L.P..


                                      By:  /s/ F. Gordon Bitter
                                          ______________________________________
                                            M4 Environmental Management, Inc.
                                            General Partner

                                      By: /s/  F. Gordon Bitter
                                          ______________________________________
                                            F. Gordon Bitter
                                            Vice President

                                      MMT Federal Holdings, Inc.


                                      By: /s/  F. Gordon Bitter
                                          ______________________________________
                                            F. Gordon Bitter
                                            Vice President

                   Molten Metal Technology Insurance Schedule
                                    Exhibit A


  CARRIER NAME & ADDRESS                             TYPE                                    BROKER              LIMITS
  ----------------------                             ----                                    ------              ------
Commerce & Industry Insurance Co.             General Liability                                Aon            $1,000,000
70 Pine Street                                Automobile Liability                             Aon            $1,000,000
New York, NY   10270                          Excess Liability - 1st layer                     Aon           $20,000,000
                                                                                                           excess of $1M

New Hampshire Insurance Co.                   Workers Compensation                             Aon             Statutory
70 Pine Street                                Workers Compensation - CA                        Aon             Statutory
New York NY  10270                            Employers' Liability                             Aon            $1,000,000


American International Specialty Lines        Pollution Liability - MA/TN                      Aon            $3,000,000
   Insurance Co.                              Pollution Liability - TX                         Aon            $1,000,000
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company              Fidelity                                         Aon              $500,000
P.O. Box 91394                                Fiduciary                                        Aon            $2,000,000
Chicago, IL   60693

Executive Risk Indemnity Company              Directors & Officers Liability                   Aon           $10,000,000
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                       Foreign Liability                                Aon            $1,000,000
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                Property                                         Aon          ############
Allendale Park                                                                                               Blanket
Johnston, RI  02919

American Nuclear Insurers                     Nuclear All Risk Property                        J&H/M&M       $45,000,000
Town Center                                   Nuclear Liability Facility Form - TN             J&H/M&M       $50,000,000
29 South Main Street                          Master Worker Certificate - TN                   J&H/M&M      ############
West Hartford, CT 06107                                                                                      Shared Agg.


  CARRIER NAME & ADDRESS                        POLICY            EXPIRATION       PREMIUM               PAID
                                                NUMBER               DATE                                THRU
                                                ------               ----                                ----
Commerce & Industry Insurance Co.              340-94-76            12/3/98        $53,000              Current
70 Pine Street                                 766-56-11            12/3/98         $3,540              Current
New York, NY   10270                           606-23-31            12/3/98        $43,185              Current


New Hampshire Insurance Co.                   WC588-59-75           12/3/98       $111,250              Current
70 Pine Street                                WC588-59-77           12/3/98           $753              Current
New York NY  10270                            WC588-59-75           12/3/98        inclu.               Current
                                              and -77[CA]

American International Specialty Lines          8199951             12/3/98        $28,342              Current
   Insurance Co.                                8199950             12/3/98        $16,919              Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company             751-118812-98           5/9/99         $6,000              Current
P.O. Box 91394                               751-118834-98           5/9/99         $6,000              Current
Chicago, IL   60693

Executive Risk Indemnity Company             751-091628-98           1/19/99      $350,000              Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                     PST 00 9648288           2/1/99         $2,000              Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.                   CC626              12/2/99       $170,000              Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                        98262               1/1/99        $97,500              Current
Town Center                                     NF-0338             12/31/98      $124,215              Current
29 South Main Street                            NW-0235             12/31/98          $550         Not yet invoiced
West Hartford, CT 06107

                   Molten Metal Technology Insurance Schedule
                                    Exhibit A


  CARRIER NAME & ADDRESS                             TYPE                                      BROKER           LIMITS
  ----------------------                             ----                                      ------           ------

                                              Nuclear Supplier's & Transp.                     J&H/M&M       $15,000,000
                                              Nuclear Liability Facility Form - SC             J&H/M&M       $10,000,000
                                              Nuclear Foreign Supplier's & Transp.             J&H/M&M       $10,000,000
                                              Master Worker Certificate - SC                   J&H/M&M      ############
                                                                                                             Shared Agg.
                                              Nuclear Facility Liability - Comm. Park          J&H/M&M       $10,000,000
                                              Master Worker Certificate - Comm. Park           J&H/M&M      ############
                                                                                                             Shared Agg.

American International Specialty              Pollution Legal and Closure/Post Closure         J&H/M&M        $3,000,000
   Lines Ins. Co.                                                                                          Pollution Legal
Harborside Financial Center                                                                                   $3,400,000
401 Plaza 3                                                                                                Closure
Jersey City, NJ 07311


  CARRIER NAME & ADDRESS                      POLICY             EXPIRATION      PREMIUM               PAID
                                              NUMBER                DATE                               THRU
                                              ------                ----                               ----
                                              NS-0539             12/31/98        $8,670              Current
                                              NF-0329             12/31/98       $13,590              Current
                                                TBD               12/31/98          TBD         Based on Foreign Sales
                                              NW-0237             12/31/98          $550         Not yet invoiced

                                              NF-0337             12/31/98       $39,568              Current
                                              NW-0234             12/31/98          $550         Not yet invoiced


American International Specialty              8183013             10/15/00       $94,400              Current
   Lines Ins. Co.                                               Poll. Legal
Harborside Financial Center                                       12/7/00       $425,000              Current
401 Plaza 3                                                     Closure
Jersey City, NJ 07311



Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

     CARRIER NAME & ADDRESS                     TYPE                                  CO            LIMITS        EXPIRATION
                                                                                    ENTITY                           DATE
                                                                                    ------                           ----
Blue Cross & Blue Shield of RI           Full Coverage Medical                        MMT                        4/1-4/30/98
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                        Self Funded Dental                           MMT                        4/1-4/30/98
PO Box 5-0198
Woburn, MA 01815-0198


Fortis Benefits Insurance Co.            Employee Funded-Supplemental Life            MMT                        4/1-4/30/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.            Employee Funded-Supplemental Life            MMT TN                     4/1-4/30/98
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services        Medical Stop Loss and Life Insurance         MMT                        4/1-4/30/98
10159 Wayzata Boulevard                  Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services        Medical Stop Loss and Life Insurance         MMT TN                     4/1-4/30/98
10159 Wayzata Boulevard                  Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services        Self Funded Medical Claims                   MMT &                      4/1-4/30/98
10159 Wayzata Boulevard                                                               MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                      Employee Funded Long Term Disability         MMT                        4/1-4/30/98


     CARRIER NAME & ADDRESS              PREMIUM              PAID
                                                              THRU
                                                              ----
Blue Cross & Blue Shield of RI           $10,622             Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                           None             Current
PO Box 5-0198                                                Current
Woburn, MA 01815-0198                                        Current


Fortis Benefits Insurance Co.             $1,968             Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.             $1,185             Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services        $10,960             Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services         $8,231             Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


Fortis Self Funded Admin Services        $50,000             Current
10159 Wayzata Boulevard
Minnetonka, MN 55305


UNUM Life Insurance                       $1,951             Current

     CARRIER NAME & ADDRESS                     TYPE                                  CO            LIMITS        EXPIRATION
                                                                                    ENTITY                           DATE
                                                                                    ------                           ----
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                      Short Term Disability                        MMT                         4/1-4/30/98
2211 Congress Street
Portland, ME 04122


     CARRIER NAME & ADDRESS              PREMIUM              PAID
                                                              THRU
                                                              ----
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                      $2,110             Current
2211 Congress Street
Portland, ME 04122